[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24-b2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.36

1075 Opakapaka St., Kapolei, HI 96707

(808) 682-7800 (Main) (808) 682-7807 (Fax)

PURCHASE ORDER #: 061023HS

Date:	23-Oct-06

Requested By:	Stephanie Ito

Vendor Name:	E-ton Solar Tech

Attention:	_________________________________________

Vendor Ph. #:	886-6-3840777 x2609

Vendor Fax #:	886-6-3840966

Vendor Product #/Code	Description	Quantity	Unit Price		Extended Price
ETS5170	5” (125mm) single crstal Si solar cell- 2.46W	[*]	$	[*]	$	[*]

ETS5165	5” (125mm) single crstal Si solar cell- 2.39W	[*]	$	[*]	$	[*]

ETS5160	5” (125mm) single crstal Si solar cell- 2.32W	[*]	$	[*]	$	[*]

ETS5155	5” (125mm) single crstal Si solar cell- 2.24W	[*]	$	[*]	$	[*]

ETS5170	5” (125mm) single crstal Si solar cell- 2.46W	[*]	$	[*]	$	[*]

ETS5165	5” (125mm) single crstal Si solar cell- 2.39W	[*]	$	[*]	$	[*]

ETS5160	5” (125mm) single crstal Si solar cell- 2.32W	[*]	$	[*]	$	[*]

				Tax		$2,760,668.80

Shipping

Other

		TOTAL (Net 30 Days)				$2,760,668.80

Purchase Order Review

Ordered by:	/s/ Dustin Shindo	Date: October 23, 2006
Print Name:	Dustin Shindo

PO number to be printed on packing slip
061023HS

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-TON SOLAR TECH. CO., LTD. No. 498, Sec. 2, Bentian Rd., An-Nan Dist., Tainan Tech. Industrial Park, Tainan 709 Taiwan TEL: 886-6-3840777 EXT.2609 fax: 886-6-3840966 E-mail: business@e-ton.com.tw

PROFORMA INVOICE

DELIVERY TO: Mr. Scott Paul Hoku Scientific, Inc. 1075 Opakapaka St., Kapolei, HI 96707-1887 USA Tel: 808.682.7800 Tax: 808.682.7807	NO. PO6109Hoku		DATE 2006/10/19
	CUSTOMER P/O NO.		CUSTOMER P/O DATE
	PAYMENT TERM, T/T in advance	DELIVERY DATE TBD	DELIVERY TERM EXW
ORIGIN TAIWAN	DESTINATION & COUNTRY USA	SHIPPING CO.	FREIGHT Freight Collect

Item No.	DESCRIPTION	Q’ty/pcs		UNIT PRICE/USD		AMOUNT/ USD
5” SINGLE-CRYSTALLINE SILICON SOLAR CELL 122mm x 125mm (PSEUDO-SQUARE)
1	Part No.:ETS5170(16.5~17%) average output power: 2.46watt	[	*]	[	*]	[	*]
2	Part No.:ETS5165(16~16.6%) average ouptut power: 2.39 watt	[	*]	[	*]	[	*]
3	Part No.:ETS5160(15.5~16%) average output power: 2.32watt	[	*]	[	*]	[	*]
4	Part No.:ETS5155(15~15.5%) average output power: 2.24 watt	[	*]	[	*]	[	*]

	Total	[	*]			US$2,194,100.80

NOTE:

1. This Proforma Invoice is valid within one week from the issuing date

2. The quantity of each item may be rearranged due to fluctuations of production; however, E-TON will deliver cells with the same total value

3. Please sign and fax the proforma invoice to confirm this order and please remit the payment to the following account immediately to secure the above mentioned cells.

Account Number: [*]

Account name: E-TON SOLAR TECH. CO., LTD.

Bank: E. SUN COMMERCIAL BANK INTERNATIONAL BANKING DIVISION, TAIPEI, TAIWAN

Swift: ESUNTWTP

Signature	/s/ Dustin Shindo
(Please sign and fax it back)

Hoku Scientific, Inc.
Dustin Shindo
Chairman & CEO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-TON SOLAR TECH. CO., LTD. No. 498, Sec. 2, Bentian Rd., An-Nan Dist., Tainan Tech. Industrial Park, Tainan 709 Taiwan TEL: 886-6-3840777 EXT.2609 fax: 886-6-3840966 E-mail: business@e-ton.com.tw

PROFORMA INVOICE

DELIVERY TO: Mr. Scott Paul Hoku Scientific, Inc. 1075 Opakapaka St., Kapolei, HI 96707-1887 USA Tel: 808.682.7800 Tax: 808.682.7807	NO. PO61020Hoku		DATE 2006/10/20
	CUSTOMER P/O NO.		CUSTOMER P/O DATE
	PAYMENT TERM, T/T in advance	DELIVERY DATE TBD	DELIVERY TERM EXW
ORIGIN TAIWAN	DESTINATION & COUNTRY USA	SHIPPING CO.	FREIGHT Freight Collect

Item No.	DESCRIPTION	Q’ty/pcs	UNIT PRICE/USD	AMOUNT/USD
5” SINGLE-CRYSTALLINE SILICON SOLAR CELL 122mm x 125mm (PSEUDO-SQUARE)
1	Part No.:ETS5170(16.5~17%) average output power: 2.46watt	[*]	[*]	[*]
2	Part No.:ETS5165(16~16.6%) average ouptut power: 2.39 watt	[*]	[*]	[*]
3	Part No.:ETS5160(15.5~16%) average output power: 2.32watt	[*]	[*]	[*]

	Total	[*]		US$566,568.00

NOTE:

1. This Proforma Invoice is valid within one week from the issuing date

2. The quantity of each item may be rearranged due to fluctuations of production; however, E-TON will deliver cells with the same total value

3. Please sign and fax the proforma invoice to confirm this order and please remit the payment to the following account immediately to secure the above mentioned cells.

Account Number: [*]

Account name: E-TON SOLAR TECH. CO., LTD.

Bank: E. SUN COMMERCIAL BANK INTERNATIONAL BANKING DIVISION, TAIPEI, TAIWAN

Swift: ESUNTWTP

Signature	/s/ Dustin Shindo
(Please sign and fax it back)

Hoku Scientific, Inc.
Dustin Shindo
Chairman & CEO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-Ton Solar Tech. Co., Ltd. No. 498, Sec. 2, Bentian Rd., Tainan, 709 Taiwan Tel: 886-6-3840777

Fax: 886-6-3840966 E-mail: business@e-tonsolar.com 5” Mono-crystalline Solar Cell Catalog Dimensions 125mm x 125mm ± 1mm (pseudo-square) Diagonal 150 ± 1mm (round chamfers) Thickness 200µm ± 40µm / 240µm ± 30µm / 270µm ± 30µm Front Silver bus bars; Dark/light blue purple/brown/gray silicon nitride antireflection coating Back Silver/aluminum bus bars; Full-surface aluminum BSF Features 1. Excellent color uniformity 2. Excellent SiNx coating 3. Excellent spectral response in short wavelength 4. No residual dark point 5. Long Lifetime (>20 years) Conversion Efficiency (%) Rated Power (Wp) Maximum Power Current (A) Maximum Power Voltage (V) Short Circuit Current (A) Open Circuit Voltage (V) Fill factor (%) ETS5100 ETS5110 ETS5120 ETS5130 ETS5140 ETS5145 ETS5150 ETS5155 ETS5160 ETS5165 ETS5170 ETS5175 ETS5180 <10 10 – 11 11 – 12 12 – 13 13 – 14 14 – 14.5 14.5 – 15 15 – 15.5 15.5 – 16 16 – 16.5 16.5 – 17 17 – 17.5 17.5 – 18

<1.47 1.47–1.62 1.62–1.76 1.76–1.91 1.91–2.06 2.06–2.13 2.13–2.21 2.21–2.28 2.28–2.35 2.35–2.43 2.43–2.50 2.50–2.57 2.57–2.65

<3.2 3.17 – 3.5 3.48 – 3.78 3.75 – 4.07 4.05 – 4.36 4.34 – 4.48 4.46 – 4.62 4.59 – 4.73 4.65 – 4.8 4.72 – 4.88 4.8 – 4.94 4.85 – 4.99 4.96 – 5.12

<0.460 0.463 0.466 0.469 0.472 0.475 0.478 0.482 0.490 0.498 0.506 0.515 0.518 <3.83 4.20 4.50 4.70 4.90 5.08 5.14 5.19 5.23 5.27 5.31 5.33 5.42

<0.582 0.584 0.586 0.588 0.590 0.592 0.594 0.596 0.599 0.602 0.609 0.615 0.618 <62.4 63.2 64.1 66.6 68.8 69.9 71.1 72.8 74.1 75.7 76.2 77.2 77.9

* Under standard test condition: 1000W/m2,AM 1.5, 25.. * All figures bear ±5% of tolerance

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-TON SOLAR TECHNICAL SPECIFICATION

1. Applications This specification is applied to E-Ton 5” Mono-crystalline Solar Cell.

2. Testing Condition Irradiance 1000W/m2 calibrated by E-Ton’s standard cell Light Source Xenon short arc lamp with AM 1 .5 Filter

Testing Temperature 25±3°C 3. Product Features Substrate P-type single-crystalline silicon wafer

Structure n+/p/p+ Appearance Front-side : Dark Silicon Nitride antireflection layer

Back-side : Aluminum layer with BSF Size: 125mmx 125mm ±1.0 mm (pseudo-square) Diagonal : 150mm ±1.0 mm (round chamfers) Dimensions Area : 147 cm2 Thickness : 200µm ± 30µm / 240µm ± 30µm / 270µm ± 30µm / 300µm ± 30µm

Weight Less than 15g Coefficient The coefficient of current (Alpha) is 0.07±0.015%/°C The coefficient of voltage (Beta) is -0.3 13±0.015%/°C The coefficient of power (Gamma) is -0.41±0.05%/°C 125.0 125.0 2.0 62.5 150.0 125.0 125.0 5.0 62.5 150.0

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. ***Product Characteristics***

a. Spectrum Response


E-Ton Solar Technologies (Taiwan)
mono-Si Cell
NREL
Wavelength (nm)

b. I-V curve


5" Single-crystalline solar cell
Current (A)
Voltage (V)

5. ***Packing***

The goods are packed into the container with suitable quality, which protects them from damage during the transportation.

5.1 Every 50 cells are sealed by Shrinkable Film

5.2 Every 20 Shrinkable Film packages (1000 pcs) are put in one Carton Box

6. ***Notes***

6.1 Color classification

Please kindly note that the cells are classified into five major colors as stated in the product catalog, including Dark Blue, Purple, Brown, Light Blue, and Gray. Cells with mixed color of Dark Blue, Purple, and Brown or Dark Blue and Light Blue are also within the standard. After module encapsulation, the color difference will be significantly reduced; therefore, it won't affect the color uniformity of the module. Each carton box has a label to remark the color of the cells inside. When putting the cells into production of PV modules, please DO NOT mix cells with different colors in one module, otherwise it may affect the color uniformity of one single module.

6.2 Handling

Avoid handlings happened as follows because they may cause electrical or soldering performance degradation.

a. Handling with hands without plastic gloves

b. Avoiding careless and violent handling since this causes damage or cracks

c. Contacting with corrosive chemicals or gases

d. Scrubbing the surface

6.3 Storage

Keeping away from corrosive chemicals or gases and keeping in the storage room

Df

[*] = **CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.**

with temperature at around 20°C

Do not expose cells to the air. It is recommended to use the cells ASAP after unpacking.

6.4 Humidity resistance

This product is not humidity-resistant so it needs to be covered with glass, waterproof films and resin to maintain the long- term reliability.

7. ***Others***

Any doubt in this document or any testing dispute shall be determined by both parties in good faith upon mutual consultation. If there is no consultation, E-Ton will settle this argument. This document belongs to E-Ton so no other party can share this specification with third party without the written agreement of E-Ton.

Buyer: Hoku Scientific, Inc.
Chairman: Dustin Shindo
Authorized Representative: Dustin Shindo
President Dustin Shindo
TEL: 1 (808) 682-7800
FAX: 1 (808) 682-7807
Address: 1075 Opakapaka Street Kapolei, HI 96707

Seller: E-Ton Solar Tech. Co., LTD.
Chairman: Stephen Wu
Authorized Representative: John Tsai
TEL: 886-6-3840777 ext: 2609
FAX: 886-6-3840966
Address: No.498, Sec.2, Bentian Rd.,An-Nan Dist., Tainan 709 TAIWAN

Buyer [signature]

Hoku Scientific, Inc.
Dustin Shindo
Chairman & CEO

Seller [signature] John Tsai

3F,No.498,Sec.2,Bentian Rd.,An-Nan Dist.,Tainan 709,TAIWAN
E-TON SOLAR

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-TON SOLAR TECH. CO., LTD.

No.498. Sec.2, Bentian St., An-Nan Dist.,

Taiwan Tech. Industrial Park, Taiwan 709 Taiwan

TEL: 886-6-3340777 ext.2608 FAX: 886-6-3840966

E-mail: business@e-tonsolar.com

QC Inspection Criteria

Grade Color Chip Crack Flake Spot Line Breakage Mis-align

A+ (Premium) No No No No Dull Spot<3mm <0.5mm Alignment shift<0.5mm

A- (Premium) Edge discolor <5mm No No <3mm(L)x0.5mm(D) Dull Spot<5mm Smudge<5mm <1mm <5lines Alignment shift<1mm

A-(Off-Grade Edge discolor>5mm No No <5mm(L)x0.5mm(D) Dull Spot>5mm Smudge>5mm >1mm >5lines Alignment shift>1mm

B (Chipped) <1.5x1.5 cm2 >5mm(L)x0.5mm(D)

C (Broken) >1.5x1.5 cm2

Signature & Date: Hoku Scientific, Inc, Dustin Shindo

Chairman & CEO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-TON SOLAR TECH. CO., LTD.

No.498, Sec.2, Bentian Rd., An-Nan Dist., Tainan 709, TAIWAN

TEL : 886-6-3840777 ext: 2605/ 2608/ 2609

FAX : 886-6-3840966

E-Mail: business@e-ton.com.tw

Acceptance of Goods / Quality Policy

Buyer: Hoku Scientific, Inc. Seller: E-ton Solar Tech. Co., LTD.

1 Agreed quality of the cells

1.1 The quality of the cells supplied is such that the cells will achieve at least the performance shown in Addition 1 – Specification of cells.

1.2 Performance guarantees are also specified in Addition 1 – Specification of cells.

1.3 Liability after the end of the warranty period specified in Addition 2- Warranty, is limited to the replacement of defective cells or compensation as specified in Addition 1 – Specification of cells.

2 Complaints about defective goods

2.1 Buyer is obligated to inspect deliveries for obvious defects without delay. Buyer shall inform Seller of any defect found by complaint report. A complaint must be taken into account by Seller only if it is sent without delay, at the latest however within 20 calendar days of delivery, excluding holidays. In this case, Buyer will collect the concerned cells and will send them back to Seller. Cost for the returning of cells is carried by Seller.

2.2 If there will be no feedback within 20 calendar days from Buyer to Seller the cells are considered as accepted by Buyer.

3 Warranty period

3.1 Applicable warrantees are specified in Addition 2 – Warranty.

3.2 The warranty period shall begin upon the date of shipment of the cells from the factory. A warranty shall apply to the quality of the cells as agreed in Addition 1 – Specification of cells.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Addition 1 – Specification of cells.

1.) Examination of quality

Before shipment from factory, all cells will be submitted to an electrical and an optical examination. The data determined from the electrical measurements, will clearly point out the assortments of the classes, according to the respective data sheet.

2.) Performance guarantee

The Seller guarantees the Buyer that the supplied cells will achieve an output performance of at least ninety (90) percent of the stated Wp-power of the cell during a period of ten (10) years and/or an output performance of eighty (80) percent during a period of twenty five (20) years of the original performance.

The Seller will supply - at the Seller's choice - additional cells or will exchange previously supplied underperforming cells, if the performance of the cells falls below 90% and/or 80% of the original performance within the guarantee period. The warranty for such replacement extends only to the remaining original guarantee period.

The cell performances are measured under industry standard test conditions (25 C° cell temperature, irradiation 1,000 W/m2 and AM 1.5)

3.) Changes in Design

Change in Design of the product or significant changes in the production process and/or the characteristic data of the product must be announced and agreed upon before supply. Seller has the right to improve the products and therefore to make changes for the benefit of the Buyer. Eventual changes are executed only in coordination with the Buyer and only after written consent of the Buyer to the changes.

4.) Data sheet

Refer to "E-TON SOLAR TECHNICAL SPECIFICATION", "5" Single-crystalline Solar Cell Catalog", and "QC Inspection Criteria".

Addition 2 - Warranty

Durability and storage warranty

The Seller guarantees for the fact that the supplied cells are free from processing errors. It is not recommended to stock up the cells supplied by Seller. Buyer shall always process the cells immediately after the acceptance of the cells.

The appropriate period for the treatment of a complaint, is maximally 20 calendar days. Seller will take complaints of quality only if the complaints are submitted by Buyer within 20 calendar days, excluding holidays.

Buyer: Hoku Scientific, Inc.
Chairman: Dustin Shindo
Authorized Representative: Dustin Shindo
TEL: 1.808.682.7800
FAX: 1.808.682.7807
Address: 1075 Opakapaka St., Kapolei, HI 96707-1887 USA

Buyer [signature]
Hoku Scientific, Inc.
Dustin Shindo
Chairman & CEO

Seller: E-ton Solar Tech. Co., LTD.
Chairman: Stephan Wu
Authorized Representative: John Tsai
TEL: 886-6-3840777 ext: 2609
FAX: 886-6-3840966
Address: No.498, Sec.2, Bentian Rd., An-Nan Dist., Tainan 709 TAIWAN

Seller [signature] [stamp: E-TON SOLAR]